Summary Prospectus    January 28, 2017

JOHCM US Small Mid Cap Equity Fund

Class	/ Ticker	Institutional Shares	JODMX	Class I Shares	JODIX	Class II Shares	Not currently offered	Class III Shares	Not currently offered

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated January 28, 2017, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to http://www.johcm.com/Funds/fundsreporting, call 866-260-9549 (toll free) or 312-557-5913, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

Investment Objective

The investment objective of the JOHCM US Small Mid Cap Equity Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
	Institutional Shares		Class I Shares		Class II Shares		Class III Shares
Shareholder Fees (Fees paid directly from your investment)	None		None		None		None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None		None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None		None		None		None
Redemption Fee	None		None		None		None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
	Institutional Shares		Class I Shares		Class II Shares		Class III Shares
Management Fee	0.85%		0.85%		0.85%		0.85%
Distribution (Rule 12b-1) fees	None		0.10%		0.25%		0.50%
Other Expenses[1]	2.89%		2.89%		2.89%		2.89%
Total Annual Fund Operating Expenses	3.74%		3.84%		3.99%		4.24%
Fee Waivers and Reimbursements[2]	(2.75%	)	(2.75%	)	(2.75%	)	(2.75%	)
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.99%		1.09%		1.24%		1.49%

[1]	“Other Expenses” have been restated to reflect current expenses.
[2]	J O Hambro Capital Management Limited (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.99%, 1.09%, 1.24% and 1.49% for Institutional Shares, Class I Shares, Class II, and Class III Shares, respectively, until January 28, 2018. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Management Agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The operating expenses for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$101	$889	$1,697	$3,807
Class I Shares	$111	$918	$1,745	$3,895
Class II Shares	$126	$963	$1,816	$4,026
Class III Shares	$152	$1,036	$1,934	$4,239

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72.08% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in U.S. equity securities with small and medium market capitalizations. Shareholders will be given 60 days’ advance notice of any change to this policy. Equity securities consist of common and preferred stock, rights and warrants. Small and medium capitalization companies generally are

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defined as companies with market capitalizations, at the time or purchase, below US $10 billion or in the range of those market capitalizations of companies included in the Russell 2500 Index at the time of purchase. The Russell 2500 Index is reconstituted annually each June. The capitalization range of the Russell 2500 Index is between $21.05 million and $18.82 billion as of December 30, 2016. The size of the companies included in the Index will change with market conditions.

The Fund may invest more than 25% of its total assets in one or more industry or group of industries provided the industry or group of industries represent 20% or more of a widely recognized and unaffiliated index against which the Fund measures investment performance. In no event may the Fund invest more than 35% of its total assets in any one industry.

The Fund also may invest up to 10% of its total assets in American Depositary Receipts (“ADRs”) of foreign companies. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. The Fund may invest in exchange-traded funds (“ETFs) in order to “equitize” cash balances by gaining exposure to relevant equity markets. Cash is equitized when it is invested in instruments, such as ETFs, that expose it to the equity markets, and the returns possible in the equity markets, while maintaining the liquidity provided by cash.

The Adviser manages the Fund using a team-managed strategy that focuses on specialization across the equity markets and throughout the investment process. The Adviser uses a fundamental, bottom-up research approach to identify companies that the Adviser believes present the greatest investment opportunities. Bottom-up research utilizes techniques such as fundamental analysis to assess growth and value potential. In conducting fundamental analysis of companies that are being considered for purchase by the Fund, the management team will evaluate, among other things, the financial condition and management of a company, its industry, competitor analysis and the interrelationship of these variables over time. The Adviser may without limitation analyze financial data and other information sources and conduct company interviews. The Fund’s sector weightings are a residual consequence of this bottom-up stock picking process.

Principal Investment Risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the main risks of investing in the Fund.

Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods. Price volatility is the principal risk of investing in the Fund. Investments in small capitalization or in mid-capitalization companies may be more volatile than investments in larger companies.

Small-Cap and Mid-Cap Company Risk.  The small and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid-capitalization companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small and mid-capitalization stocks may be more volatile than those of larger companies.

Foreign Investment Risk.  Investing in ADRs poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers.

Derivatives Risk.  A derivative is an instrument with a value based on the performance of an underlying financial asset, index or other measure. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives may be volatile, difficult to value, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on small and mid-cap stocks.

Performance Information

The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Institutional Share Class only and will vary from the after-tax returns for the other share classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866-260-9549 (toll free) or 312-557-5913.

Annual Return – Institutional Class Shares for years ended December 31

Best Quarter:	12/31/16	6.95%
Worst Quarter:	09/30/15	(12.55%	)

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The Fund’s fiscal year end is September 30. The Fund’s most recent quarterly return (since the end of the last fiscal year) through December 31, 2016 was 6.95%.

Average Annual Total Returns for the Periods Ended December 31, 2016

	1 Year	Since Inception*
Institutional Class Shares – Before Taxes	15.18%	7.85%
Institutional Class Shares – After Taxes on Distributions	14.63%	6.87%
Institutional Class Shares – After Taxes on Distributions and Sale of Fund Shares	9.06%	5.67%
Russell 2500 Index (reflects no deductions for fees, expenses or taxes)	17.60%	7.41%
Class I – Before Taxes	15.08%	7.76%

*	The Institutional Class and Class I Shares of the JOHCM US Small Mid Cap Equity Fund commenced operations on October 31, 2014.

Portfolio Management

Investment Adviser

The Fund’s adviser is J O Hambro Capital Management Limited.

JOHCM (USA) Inc. is the Fund’s investment sub-adviser (the “Sub-Adviser”).

Portfolio Managers

Thorsten Becker

Senior Fund Manager

Length of Service: Since 2014

Arun Daniel

Senior Fund Manager

Length of Service: Since 2014

Vincent Rivers

Senior Fund Manager

Length of Service: Since 2014

Buying and Selling Fund Shares

Minimum Initial Investment

Institutional $1,000,000

Class I No minimum

Class II No minimum

Class III No minimum

There is no minimum for additional investments.

To Buy or Sell Shares:

JOHCM Funds

c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766

Telephone: 866-260-9549 (toll free) or 312-557-5913

You can buy or sell shares of the Fund on any business day that the Fund is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire.

Dividends, Capital Gains and Taxes

The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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